UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

FTC Solar, Inc.
(Exact name of Registrant as Specified in Its Charter)
Delaware	001-40350	81-4816270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 737 787-7906
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 9, 2023, FTC Solar, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the equity distribution agreement, dated September 14, 2022, by and between the Company and Credit Suisse Securities (USA) LLC (the “Original Equity Distribution Agreement” and, together with the Amendment, the “Equity Distribution Agreement”), in order to, among other things, replace Credit Suisse Securities (USA) LLC as sales agent and/or principal with Barclays Capital Inc. (“Barclays”).

In accordance with the terms of the Equity Distribution Agreement, the Company may offer and sell shares of its common stock, par value $0.0001 per share, having an aggregate offering price of up to $100,000,000, of which $75,629,073 is remaining, from time to time, in one or more transactions, to or through Barclays in “at the market” offerings under the Company’s registration statement on Form S-3 (File No. 333-265842), including the prospectus, dated July 7, 2022, and the prospectus supplement, dated September 14, 2022, as supplemented on August 9, 2023, as the same may be further amended or supplemented.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full and complete text of the Amendment, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy shares of common stock and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated August 9, 2023, by and among the Company, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

	By:	/s/ Phelps Morris
Phelps Morris,
Chief Financial Officer

Dated: August 9, 2023